Exhibit 10.1

THE BANK OF NEW YORK
101 Barclay Street, 8 West			Distribution Date: 10/15/03
New York, NY 10286
Officer:	Trish O’Neill-Manella	212.815.3956
Associate:	Cirino Emanuele	212.815.3087

GreenPoint Mortgage Securities Inc.

GreenPoint Home Equity Loan Trust 2003-1

Home Equity Loan Asset-Backed Notes

Series 2003-1

Certificateholder Monthly Distribution Summary

Class	Cusip	Class Description	Certificate Rate Type	Beginning Balance	Pass Through Rate (%)	Principal Distribution	Interest Distribution	Total Distribution	Current Realized Losses	Ending Balance
A	395385AP2	Senior	Var-Act/360	239,519,163.14	1.390000	12,827,241.17	277,443.03	13,104,684.20	—	226,691,921.96
R		Senior	Fix-30/360	—	0.000000	—	—	—	—	—
Totals				239,519,163.14		12,827,241.17	277,443.03	13,104,684.20	—	226,691,921.96

Principal Distribution Detail

Class	Cusip	Original Certificate Balance	Beginning Certificate Balance	Scheduled Principal Distribution	Accretion Principal	Unscheduled Principal Adjustments	Net Principal Distribution	Current Realized Losses	Ending Certificate Balance	Ending Certificate Factor
A	395385AP2	290,418,000.00	239,519,163.14	12,827,241.17	—	—	12,827,241.17	—	226,691,921.96	0.78057118348
R		—	—	—	—	—	—	—	—	0.00000000000
Totals		290,418,000.00	239,519,163.14	12,827,241.17	—	—	12,827,241.17	—	226,691,921.96

Interest Distribution Detail

Class	Beginning Certificate Balance	Pass Through Rate (%)	Accrued Optimal Interest	Cumulative Unpaid Interest	Deferred Interest	Total Interest Due	Net Prepayment Int Shortfall	Unscheduled Interest Adjustment	Interest Paid
A	239,519,163.14	1.390000	277,443.03	—	—	277,443.03	—	—	277,443.03
R	—	0.000000	—	—	—	—	—	—	—
Totals	239,519,163.14		277,443.03	—	—	277,443.03	—	—	277,443.03

Current Payment Information

Factors per $1,000

Class	Cusip	Original Certificate Balance	Beginning Cert. Notional Balance	Principal Distribution	Interest Distribution	Ending Cert. Notional Balance	Pass Through Rate (%)
A	395385AP2	290,418,000.00	824.739386461	44.168202984	0.955323123	780.571183477	1.390000
R		—	0.000000000	0.000000000	0.000000000	0.000000000	0.000000
Totals		290,418,000.00	824.739386471	44.168202970	0.955323120	780.571183467

Pool Level Data
Distribution Date		10/15/2003
Cut-off Date		5/1/2003
Determination Date		10/1/2003
Accrual Period 30/360	Begin	9/1/2003
	End	10/1/2003
Number of Days in 30/360 Accrual Period		30
Accrual Period Actual Days	Begin	9/15/2003

	End	10/15/2003
Number of Days in Actual Accrual Period		30

2

Collateral Information

Group 1
Cut-Off Date Balance	287,542,470.48

Beginning Aggregate Pool Stated Principal Balance	241,308,817.07
Ending Aggregate Pool Stated Principal Balance	229,468,779.38

Beginning Aggregate Certificate Stated Principal Balance	239,519,163.14
Ending Aggregate Certificate Stated Principal Balance	226,691,921.96

Beginning Aggregate Loan Count	5756
Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement	302
Ending Aggregate Loan Count	5454

Beginning Weighted Average Loan Rate (WAC)	6.818127%
Ending Weighted Average Loan Rate (WAC)	6.783350%

Beginning Net Weighted Average Loan Rate	6.311127%
Ending Net Weighted Average Loan Rate	6.276350%

Weighted Average Maturity (WAM) (Months)	208

Aggregate Pool Prepayment	9,739,278.20
Pool Prepayment Rate	39.2741 CPR

Certificate Account

Beginning Balance	—

Deposit
Payments of Interest and Principal	13,239,233.34
Liquidation Proceeds	—
All Other Proceeds	—
Other Amounts	—
Total Deposits	13,239,233.34

Withdrawals
Reimbursement of Servicer Advances	—
Payment of Master Servicer Fees	100,545.34
Payment of Sub Servicer Fees	—
Payment of Other Fees	—

Payment of Insurance Premium(s)	—
Payment of Personal Mortgage Insurance	—
Other Permitted Withdrawal per the Pooling and Service Agreement	34,003.79
Payment of Principal and Interest	13,104,684.20
Total Withdrawals	13,239,233.34

Ending Balance	—

Delinquency Information

Group 1

Delinquency	30-59 Days	60-89 Days	90-179 Days	180-269 Days	270+ Days	Totals
Scheduled Principal Balance	2,631,248.29	729,740.62	938,864.60	326,424.65	—	4,626,278.16
Percentage of Total Pool Balance	1.146669%	0.318013%	0.409147%	0.142252%	0.000000%	2.016082%
Number of Loans	64	21	19	6	0	110
Percentage of Total Loans	1.173451%	0.385039%	0.348368%	0.110011%	0.000000%	2.016868%

Foreclosure
Scheduled Principal Balance						412,746.88
Percentage of Total Pool Balance						0.179871%
Number of Loans						5
Percentage of Total Loans						0.091676%

Bankruptcy
Scheduled Principal Balance						296,528.02
Percentage of Total Pool Balance						0.129224%
Number of Loans						8
Percentage of Total Loans						0.146681%

REO
Scheduled Principal Balance						—
Percentage of Total Pool Balance						0.000000%
Number of Loans						0
Percentage of Total Loans						0.000000%

Book Value of all REO Loans						—
Percentage of Total Pool Balance						0.000000%

Current Realized Losses						—
Additional Gains (Recoveries)/Losses						—
Total Realized Losses						—

Reserve Fund Information

Demand Note Reserve Account
Beginning Balance
Deposits	2,875,529.52
Accrued Interest	—
Withdrawals	—
Ending Balance	—
2,875,529.52

OVERCOLLATERALIZATION REPORTING

Ending Overcollateralization Amount	2,776,857.42
Specified Overcollateralization Amount	7,482,343.95
Overcollateralization Reduction Amount	—
Excess Interest used as Accelerated Principal	987,203.48

ADDITIONAL REPORTING ITEMS

Cumulative losses as percentage of current Pool Balance	0.00000000%
Cumulative losses as percentage of current Pool Balance	0.00000000%
12-month rolling average of cumulative losses as percentage of original Pool Balance	0.00000000%
3-month rolling average of Mortgage Loans 60+ days delinquent	0.00741065
Relief Act Shortfall	—
Gross Prepayment Interest Shortfall	—
Net Prepayment Interest Shortfall	—
Total outstanding principal balance of 3 largest Mortgage Loans	1,042,516.20
Draw Amount	3,615,747.74